DTCC DATA REPOSITORY (U.S.) LLC (DDR) - USER GUIDE

This Form constitutes Annex I of the User Agreement and Annex I of the Third Party Submitter Authorization Supplement (where applicable)
It is used to onboard Asset Manager and Multi-Managed Client Accounts to DDR

Which tabs do I fill out?
Is your Asset Manager account already onboarded?
Input required:
Yes and all information is the same DDR Multi-Managed Client Accts
Yes but some information has changed DDR Asset Manager Acct and DDR Multi-Managed Client Accts
No DDR Asset Manager Acct and DDR Multi-Managed Client Accts

Are you using a Third Party to submit to DDR on your behalf?
Input required:
Yes DDR Third Party Submitter
No No additional input required

Are you onboarding for Canada Reporting?
Input required:
Yes DDR Canada - Local Counterpart
No No additional input required

When you have filled out the applicable tabs, you must complete the DDR Electronic Signature tab. The form will not be accepted without this.

Below are examples of how the information should be input and why it is required. Please populate your information in the DDR Asset Manager Acct, DDR Multi-Managed Client Acct, and DDR Third Party Submitter tabs as applicable.

EXAMPLE DDR ASSET MANAGER ACCT INPUT. All information on the form below applies to the Asset Manager account, not the client accounts.

Total Number of Accounts 1 THIS IS THE TOTAL NUMBER OF ACCOUNTS BEING ONBOARDED. IT IS AUTOMATICALLY POPULATED FROM THE INPUT.

REPORTING JURISDICTION PRODUCTION AND TEST SET UP ENTITY INFORMATION    OPERATIONS CONTACT - Required to escalate any issues and to provide general communications   BILLING CONTACT INFORMATION - Required to send invoices         ASSET CLASS INFORMATION
"
REPORTING JURISDICTION

Mandatory

Please select reporting jurisdiction from the drop down list" "
ACCESS TO ENVIRONMENTS

Mandatory

Please select whether production, test or both environments are required from the drop down list.
Please note that a maximum of FIVE accounts can be set up with a test environment" "
LEGAL ENTITY IDENTIFIER (LEI)

Mandatory

Please enter the LEI for each legal entity being onboarded" "
LEGAL ENTITY NAME

Mandatory

Please enter the legal entity name" "
PRINCIPAL PLACE OF BUSINESS

Mandatory

Please select country from drop down menu" "
EXISTING DTCC ID

Optional

Please enter if the account has an existing 8 character DTCC ID (e.g. 0000105X) " "
OPERATIONS CONTACT NAME

Mandatory

Please enter first and last name" "
OPERATIONS EMAIL ADDRESS

Mandatory

Please enter email address
" "
OPERATIONS TELEPHONE NUMBER

Mandatory

Please input with country dialling code" "
BILLING ASSET MANAGER FAMILY NAME

Mandatory

If more than one Asset Manager account is being onboarded, please enter the ""Legal Entity Name"" of ONE account. If only one account is being onboarded, this will default.

 " "
BILLING CONTACT NAME

Mandatory

Please enter first and last name" "
BILLING EMAIL ADDRESS

Mandatory

Please enter email address" "
BILLING MAILING ADDRESS

Mandatory

Please enter mailing address" "
BILLING CITY

Mandatory

Please enter city" "
BILLING STATE OR COUNTY

Mandatory if applicable

Please enter state or county" "
BILLING PROVINCE

Mandatory if applicable

Please enter Province" "
BILLING ZIP OR POSTAL CODE

Mandatory

Please enter ZIP or Postal Code" "
BILLING COUNTRY OR ORIGIN

Mandatory

Please select from drop down menu" "
ASSET CLASS

Mandatory

Please select Asset Class(es) from drop down menu" "
SUBMITTING ACCOUNT LEI

Conditional

Please specify the LEI of the submitting account if it is  different than the account being onboarded"
USA (CFTC) Production 123454678901234000000 Asset Manager 123 UNITED STATES OF AMERICA 0000547P John Smith john.smith@assetmanager.com 12128554000 Asset Manager 123 John Jones billing@assetmanager.com 55 Water Street New York NY  10041 UNITED KINGDOM ALL
THIS ALLOWS DDR TO SET UP THE SUBMISSION AND REPORTING PERMISSIONS AT THE APPROPRIATE JURISDICTION LEVEL "THIS ALLOWS DDR TO SET UP PRODUCTION AND TEST ACCOUNTS AS REQUIRED.
THE MAXIMUM NUMBER OF TEST ACCOUNTS THAT CAN BE SET UP IS FIVE." "THE LEI IS A REGULATOR-DRIVEN SDR REQUIREMENT. USUALLY, JUST ONE ACCOUNT IS ONBOARDED FOR AN ASSET MANAGER, BUT MULTIPLE ACCOUNTS CAN BE ONBOARDED. IF SO, PLEASE ENTER THE INFORMATION FOR EACH ACCOUNT ON A NEW ROW.
IF YOU DO NOT HAVE AN LEI, YOU CAN SIGN UP FOR ONE AT THE GLOBAL MARKETS ENTITY IDENTIFIER (GMEI) WEBSITE: https://www.gmeiutility.org/" THIS ENSURES THE LEI MATCHES THE FULL ENTITY NAME AND WILL ELIMINATE ANY INPUT/TYPO ERRORS THIS IS NEEDED BY DDR FOR OFAC SCREENING CHECKS THIS IS USED TO LINK A TRADE INFORMATION WAREHOUSE (TIW) ACCOUNT WITH DDR THIS IS USED TO ESCALATE ANY ISSUES AND TO PROVIDE GENERAL COMMUNICATIONS THIS IS USED TO ESCALATE ANY ISSUES AND TO PROVIDE GENERAL COMMUNICATIONS THIS IS USED TO ESCALATE ANY ISSUES AND TO PROVIDE GENERAL COMMUNICATIONS THIS IS NEEDED TO IDENTIFY THE GROUP OF ACCOUNTS FOR BILLING PURPOSES. IF ONLY ONE ACCOUNT IS BEING ONBOARDED, THIS FIELD WILL DEFAULT THIS IS REQUIRED TO SEND INVOICES THIS IS REQUIRED TO SEND INVOICES THIS IS REQUIRED TO SEND INVOICES THIS IS REQUIRED TO SEND INVOICES THIS IS REQUIRED TO SEND INVOICES THIS IS REQUIRED TO SEND INVOICES THIS IS REQUIRED TO SEND INVOICES THIS IS REQUIRED TO SEND INVOICES THIS IS REQUIRED TO CONFIGURE THE CORRECT REPORTING PERMISSIONS THIS IS REQUIRED TO CONFIGURE THE CORRECT SUBMISSION AND REPORTING PERMISSIONS

EXAMPLE DDR MULTI-MANAGED CLIENT ACCTS INPUT. All information on the form below applies to the Multi-Managed Client accounts, not the Asset Manager account.

Total Number of Accounts 1 THIS IS THE TOTAL NUMBER OF ACCOUNTS BEING ONBOARDED. IT IS AUTOMATICALLY POPULATED FROM THE INPUT.

REPORTING JURISDICTION PRODUCTION AND TEST SET UP ENTITY INFORMATION    EXECUTION AGENT
"
REPORTING JURISDICTION

Mandatory

Please select reporting jurisdiction from the drop down list" "
ACCESS TO ENVIRONMENTS

Mandatory

Please select whether production, test or both environments are required from the drop down list.
Please note that a maximum of FIVE accounts can be set up with a test environment" "
LEGAL ENTITY IDENTIFIER (LEI)

Mandatory

Please enter the LEI for each client account " "
LEGAL ENTITY NAME

Mandatory

Please enter the legal entity name for each client account " "
ACCOUNT NAME

Mandatory if Appliable

Mandatory if more than one account shares the same LEI. In this case, please enter the Account  Name.
Otherwise, please leave blank." "
PRINCIPAL PLACE OF BUSINESS

Mandatory

Please select country from drop down menu" "
EXECUTION AGENT LEI

Mandatory

Please enter the LEI of the Execution Agent for each client account.
"
USA (CFTC) Production 9876543210987650000 Fund123 AM123Fund123 UNITED STATES OF AMERICA 123454678901234000000
THIS ALLOWS DDR TO SET UP THE SUBMISSION AND REPORTING PERMISSIONS AT THE APPROPRIATE JURISDICTION LEVEL THIS ALLOWS DDR TO SET UP PRODUCTION AND TEST ACCOUNTS AS REQUIRED "THE LEI IS A REGULATOR-DRIVEN SDR REQUIREMENT. PLEASE ENTER THE INFORMATION FOR EACH CLIENT ACCOUNT ON A NEW ROW.
IF YOU DO NOT HAVE AN LEI, YOU CAN SIGN UP FOR ONE AT THE GLOBAL MARKETS ENTITY IDENTIFIER (GMEI) WEBSITE: https://www.gmeiutility.org/" THIS ENSURES THE LEI MATCHES THE FULL ENTITY NAME AND WILL ELIMINATE ANY INPUT/TYPO ERRORS THIS IS NEEDED IF MORE THAN ONE ACCOUNT SHARES AN LEI TO ENSURE THERE IS A UNIQUE COMBINATION OF LEI AND ACCOUNT IN THE REPOSITORY THIS IS NEEDED BY DDR FOR OFAC SCREENING CHECKS THIS IS REQUIRED TO CONFIGURE THE CORRECT SUBMISSION AND REPORTING PERMISSIONS. ASSET MANAGERS WILL SEE ONLY THOSE POSITIONS WITHIN MULTI-MANAGED CLIENT ACCOUNTS WHERE THEY ARE NAMED AS EXECUTION AGENT.

Once this set up above is complete, the Asset Manager will be able to submit on behalf of the client accounts listed, and view the positions within those accounts where it is named as Execution Agent.
If you require any other type of access to client positions (e.g. acting as a custodian), or require changes to any existing accounts, please contact your relationship manager directly.

EXAMPLE DDR THIRD PARTY SUBMITTER AUTHORIZATION INPUT (only if using a third party to submit on your behalf)

Total Number of Accounts 1 THIS IS THE TOTAL NUMBER OF ACCOUNTS BEING ONBOARDED. IT IS AUTOMATICALLY POPULATED FROM THE INPUT.

ENTITY INFORMATION  THIRD PARTY SUBMITTER INFORMATION
"
LEGAL ENTITY IDENTIFIER (LEI)

Mandatory

Please enter the LEI for each account " "
LEGAL ENTITY NAME

Mandatory

Please enter the Legal Entity Name for each account " "
RATES - THIRD PARTY SUBMITTER LEGAL NAME

Optional

Please enter the Legal Entity Name of the Third Party Submitter for Rates
" "
CREDIT - THIRD PARTY SUBMITTER LEGAL NAME

Optional

Please enter the Legal Entity Name of the Third Party Submitter for Credit" "
EQUITY - THIRD PARTY SUBMITTER LEGAL NAME

Optional

Please enter the Legal Entity Name of the Third Party Submitter for Equity" "
FX - THIRD PARTY SUBMITTER LEGAL NAME

Optional

Please enter the Legal Entity Name of the Third Party Submitter for FX" "
COMMODITY  - THIRD PARTY SUBMITTER LEGAL NAME

Optional

Please enter the Legal Entity Name of the Third Party Submitter for Commodity"
9876543210987650000 Fund123 Submitter123 Submitter456
THIS IS NEEDED TO SHOW WHICH ACCOUNT IS AUTHORIZED FOR A THIRD PARTY SUBMITTER THIS IS NEEDED TO SHOW WHICH ACCOUNT IS AUTHORIZED FOR A THIRD PARTY SUBMITTER THIS IS NEEDED TO SET UP AND AUTHORIZE THE THIRD PARTY SUBMITTER TO EACH ACCOUNT THIS IS NEEDED TO SET UP AND AUTHORIZE THE THIRD PARTY SUBMITTER TO EACH ACCOUNT THIS IS NEEDED TO SET UP AND AUTHORIZE THE THIRD PARTY SUBMITTER TO EACH ACCOUNT THIS IS NEEDED TO SET UP AND AUTHORIZE THE THIRD PARTY SUBMITTER TO EACH ACCOUNT THIS IS NEEDED TO SET UP AND AUTHORIZE THE THIRD PARTY SUBMITTER TO EACH ACCOUNT

EXAMPLE DDR - CANADA ONLY - ADVICE OF LOCAL COUNTERPARTY STATUS

Please fill in this information if onboarding multi-managed client accounts for Canada. Local counterparty status is defined as per the Canadian Regulations.
Please see Ontario Securities Commission, Autorite des Marches Financiers and Manitoba Securities Commission Rule 91-507, Trade Repositories and Derivatives Data Reporting, for additional information.
Please note that the ENTITY INFORMATION will be pre-populated if you have selected that you will be onboarding multi-managed client accounts for Canada or for USA and Canada in the REPORTING JURISDICTION column.
The information applies to the Multi-Managed Client Accounts, not the Asset Manager Account.

ENTITY INFORMATION    CANADA
"
LEGAL ENTITY IDENTIFIER (LEI)

Mandatory

Please enter the LEI for each legal entity being onboarded" "
LEGAL ENTITY NAME

Mandatory

Please enter the legal entity name" "
ACCOUNT NAME

Mandatory if Appliable

Mandatory if more than one account shares the same LEI. In this case, please enter the Account  Name.
Otherwise, please leave blank." "
PRINCIPAL PLACE OF BUSINESS

Mandatory

Please select country from drop down menu" "
CANADIAN PROVINCE / TERRITORY

Mandatory

If you are onboarding the account for Canadian Regulatory Reporting, please select the province(s) / territory(ies) for which you are a LOCAL COUNTERPARTY, as defined by the Canadian Regulations.

"
1236543210987650000 Fund123 AM123Fund123 CANADA Quebec
"THE LEI IS A REGULATOR-DRIVEN SDR REQUIREMENT.
IF YOU DO NOT HAVE AN LEI, YOU CAN SIGN UP FOR ONE AT THE GLOBAL MARKETS ENTITY IDENTIFIER (GMEI) WEBSITE: https://www.gmeiutility.org/" THIS ENSURES THE LEI MATCHES THE FULL ENTITY NAME AND WILL ELIMINATE ANY INPUT/TYPO ERRORS THIS IS NEEDED IF MORE THAN ONE ACCOUNT SHARES AN LEI TO ENSURE THERE IS A UNIQUE COMBINATION OF LEI AND ACCOUNT IN THE REPOSITORY THIS IS NEEDED BY DDR FOR OFAC SCREENING CHECKS THIS IS A REGULATORY REQUIREMENT. PLEASE SEE ONTARIO SECURITIES COMMISSION, AUTORITE DES MARCHES FINANCIERS AND MANITOBA SECURITIES COMMISSION RULE 91-507, TRADE REPOSITORIES AND DERIVATIVES DATA REPORTING, FOR ADDITIONAL INFORMATION

THIS FORM IS FOR DTCC DATA REPOSITORY (U.S.) LLC (DDR)  - ANNEX 1 OF THE USER AGREEMENT

DDR ASSET MANAGER ACCT INPUT. All information on the form below applies to the Asset Manager accounts, not the Multi-Managed Client accounts.

If you have already onboarded your Asset Manager account, and no information has changed, you do not need to complete this tab. Please fill out the DDR Multi-Managed Client Accts tab only.

Total Number of Accounts 0 This is automatically populated from the input.

RPEORTING JURISDICTION PRODUCTION AND TEST SET UP ENTITY INFORMATION    OPERATIONS CONTACT - Required to escalate any issues and to provide general communications   BILLING CONTACT INFORMATION - Required to send invoices         ASSET CLASS INFORMATION
"
REPORTING JURISDICTION

Mandatory

Please select reporting jurisdiction from the drop down list" "
ACCESS TO ENVIRONMENTS

Mandatory

Please select whether production, test or both environments are required from the drop down list.
Please note that a maximum of FIVE accounts can be set up with a test environment" "
LEGAL ENTITY IDENTIFIER (LEI)

Mandatory

Please enter the LEI for each legal entity being onboarded" "
LEGAL ENTITY NAME

Mandatory

Please enter the legal entity name" "
PRINCIPAL PLACE OF BUSINESS

Mandatory

Please select country from drop down menu" "
EXISTING DTCC ID

Optional

Please enter if the account has an existing 8 character DTCC ID (e.g. 0000105X) " "
OPERATIONS CONTACT NAME

Mandatory

Please enter first and last name" "
OPERATIONS EMAIL ADDRESS

Mandatory

Please enter email address
" "
OPERATIONS TELEPHONE NUMBER

Mandatory

Please input with country dialling code" "
BILLING ASSET MANAGER FAMILY NAME

Mandatory

If more than one Asset Manager account is being onboarded, please enter the ""Legal Entity Name"" of ONE account. If only one account is being onboarded, this will default.

 " "
BILLING CONTACT NAME

Mandatory

Please enter first and last name" "
BILLING EMAIL ADDRESS

Mandatory

Please enter email address" "
BILLING MAILING ADDRESS

Mandatory

Please enter mailing address" "
BILLING CITY

Mandatory

Please enter city" "
BILLING STATE OR COUNTY

Mandatory if applicable

Please enter state or county" "
BILLING PROVINCE

Mandatory if applicable

Please enter Province" "
BILLING ZIP OR POSTAL CODE

Mandatory

Please enter ZIP or Postal Code" "
BILLING COUNTRY OR ORIGIN

Mandatory

Please select from drop down menu" "
ASSET CLASS

Mandatory

Please select Asset Class(es) from drop down menu" "
SUBMITTING ACCOUNT LEI

Conditional

Please specify the LEI of the submitting account if it is  different than the account being onboarded"
         0

THIS FORM IS FOR DTCC DATA REPOSITORY (U.S.) LLC (DDR)  - ANNEX 1 OF THE USER AGREEMENT

DDR MULTI-MANAGED CLIENT ACCTS INPUT. All information on the form below applies to the Multi-Managed Client accounts, not the Asset Manager account.

Total Number of Accounts 0 This is automatically populated from the input.

RPEORTING JURISDICTION PRODUCTION AND TEST SET UP ENTITY INFORMATION    EXECUTION AGENT
"
REPORTING JURISDICTION

Mandatory

Please select reporting jurisdiction from the drop down list" "
ACCESS TO ENVIRONMENTS

Mandatory

Please select whether production, test or both environments are required from the drop down list.
Please note that a maximum of FIVE accounts can be set up with a test environment" "
LEGAL ENTITY IDENTIFIER (LEI)

Mandatory

Please enter the LEI for each client account " "
LEGAL ENTITY NAME

Mandatory

Please enter the legal entity name for each client account "
"
ACCOUNT NAME

Mandatory if Appliable

Mandatory if more than one account shares the same LEI. In this case, please enter the Account  Name.
Otherwise, please leave blank." "
PRINCIPAL PLACE OF BUSINESS

Mandatory

Please select country from drop down menu" "
EXECUTION AGENT LEI

Mandatory

Please enter the LEI of the Execution Agent for each client account.
"

THIS FORM IS FOR  DTCC DATA REPOSITORY (U.S.) LLC (DDR)  - ANNEX 1 OF THE THIRD PARTY SUBMITTER AUTHORIZATION SUPPLEMENT

DDR THIRD PARTY SUBMITTER AUTHORIZATION INPUT

Only complete this tab if you are using a Third Party to submit on your behalf.

Total Number of Accounts 0 This is automatically populated from the input.

ENTITY INFORMATION  THIRD PARTY SUBMITTER INFORMATION
"
LEGAL ENTITY IDENTIFIER (LEI)

Mandatory

Please enter the LEI for each account " "
LEGAL ENTITY NAME

Mandatory

Please enter the Legal Entity Name for each account " "
RATES - THIRD PARTY SUBMITTER LEGAL NAME

Optional

Please enter the Legal Entity Name of the Third Party Submitter for Rates
"
"
CREDIT - THIRD PARTY SUBMITTER LEGAL NAME

Optional

Please enter the Legal Entity Name of the Third Party Submitter for Credit" "
EQUITY - THIRD PARTY SUBMITTER LEGAL NAME

Optional

Please enter the Legal Entity Name of the Third Party Submitter for Equity" "
FX - THIRD PARTY SUBMITTER LEGAL NAME

Optional

Please enter the Legal Entity Name of the Third Party Submitter for FX" "
COMMODITY  - THIRD PARTY SUBMITTER LEGAL NAME

Optional

Please enter the Legal Entity Name of the Third Party Submitter for Commodity"

THIS FORM IS FOR  DTCC DATA REPOSITORY (U.S.) LLC (DDR)  - ANNEX 1 OF THE USER AGREEMENT

DDR - CANADA ONLY - ADVICE OF LOCAL COUNTERPARTY STATUS

Only complete this tab if you are onobarding for Canadian Regulators

The Entity Information applies to the Multi-Managed Client Accounts and will be prepopulated. Please fill in the CANADA column only.

ENTITY INFORMATION    CANADA
"
LEGAL ENTITY IDENTIFIER (LEI)

Mandatory

Please enter the LEI for each legal entity being onboarded" "
LEGAL ENTITY NAME

Mandatory

Please enter the legal entity name" "
ACCOUNT NAME

Mandatory if Appliable

Mandatory if more than one account shares the same LEI. In this case, please enter the Account  Name.
Otherwise, please leave blank." "
PRINCIPAL PLACE OF BUSINESS

Mandatory

Please select country from drop down menu"
"
CANADIAN PROVINCE / TERRITORY

Mandatory

If you are onboarding the account for Canadian Regulatory Reporting, please select the province(s) / territory(ies) for which you are a LOCAL COUNTERPARTY, as defined by the Canadian Regulations.

"
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Legal Notice: Populating the "Name of person submitting this form" field below creates a signature as described in Section 11 (Signatures) of the Important Legal Information section of the Company's Operating Procedures.
In addition, by executing and submitting this form, the undersigned agrees that all entities named in this Annex 1 are subject to and bound by the terms of any existing Long Term Commitment, as that term is defined on the applicable fee schedule, in effect for the billing parent named in column L as of the date such Long Term Commitment commenced.

Total number of multi-managed client accounts being onboarded 0

Total number of accounts with Third Party Submitters 0

Name of company, partnership etc. who has executed the User Agreement

Authorized role/capacity of the company who has executed the User Agreement

Address of company, including country, who has executed the User Agreement

Name of person submitting this form

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